UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2012

THE PHOENIX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 12, 2012, The Phoenix Companies, Inc. (the “Company” or “we”) commenced a solicitation of consents (the “Consent Solicitation”) from holders of record as of 5:00 p.m. New York City time on December 11, 2012 (the “Holders”) of its outstanding 7.45% Quarterly Interest Bonds due 2032 (the “Securities”). The Consent Solicitation is expected to expire at 5:00 p.m. New York City time on January 15, 2013, unless extended by the Company.

If certain conditions set forth in the Consent Solicitation Statement are satisfied, the Company will pay to each Holder who has delivered a valid consent a cash payment equal to $0.0625 per $25 principal amount of Securities to which the consent relates (the “Consent Fee”). With respect to any consent validly received and accepted from a beneficial owner with holdings in an aggregate principal amount of Securities less than or equal to $250,000, the Company will pay, if applicable, any relevant Retail Processing Dealer (as defined in the Consent Solicitation Statement) a cash payment equal to $0.0625 per $25 principal amount of Securities to which such consent relates (the “Retail Processing Fee”). Calculations of the Consent Fee and the Retail Processing Fee will be rounded up to the nearest cent. Holders who do not provide consent prior to the Expiration Date will not receive the Consent Fee.

The Consent Solicitation Statement includes disclosures related to certain recent developments involving the Company (see “Recent Developments” in the Consent Solicitation Statement). Among other items, the “Recent Developments” section discloses (i) that on December 7, 2012, certain ratings agencies placed the credit ratings of the Company and its subsidiaries, and the debt securities issued by the Company and one of its subsidiaries, on credit watch negative in connection with the events that caused the need for the Consent Solicitation and that the Company anticipates that other ratings agencies may take similar action (see “ – Notifications from Credit Rating Agencies”); (ii) that on June 6, 2012, one of the reinsurers of a Company insurance subsidiary provided notice of a claim, seeking relief in an amount currently estimated to be approximately $20 million, for which the Company established a partial reserve in the third quarter of 2012 and that the Company expects the matter to be resolved without material impact on the consolidated financial results of the Company (see “ – Reinsurer Notice of Claim ”); and (iii) information regarding a legal proceeding filed on August 2, 2012 in which the Company, certain of its affiliates, and certain current and former officers are named defendants (see “ – Litigation Update”). The Consent Solicitation also includes a discussion of certain new risk factors associated with the Company’s business, operations and financial results, the Consent Solicitation and certain matters related to the Consent Solicitation, and other matters (see “Risk Factors” in the Consent Solicitation Statement).

A copy of the news release announcing the commencement of the Consent Solicitation is furnished as Exhibit 99.1. A copy of the Consent Solicitation Statement, dated December 12, 2012, and the form of consent are furnished as Exhibit 99.2.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance.

Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: the Company’s ability to produce restated financial results and provide final third quarter and year-end 2012 financial information in the anticipated timeframes or to achieve the anticipated results of the Consent Solicitation; the impact of downgrades in our debt or financial strength ratings; the impact on our ability to hedge our positions due to the inability to replace hedges as a result of our credit rating and the default under the Indenture covering the Securities; if we fail to maintain an effective system of internal control over financial reporting, the accuracy and timing of our financial reporting may be adversely affected and, as previously reported, management will likely conclude that there are one or more material weaknesses in our internal control over financial reporting; the impact of our anticipated incurrence of significant expenses related to our financial restatement, the Consent Solicitation and our failure to timely file our third quarter 2012 Form 10-Q with the SEC and deliver it to the Trustee under the Indenture for the Securities; the impact that our financial restatement, the events which caused the need for the Consent Solicitation, and the delay in filing our third quarter 2012 Form 10-Q may have on our ability to access alternate financing arrangements to fund our ongoing operations, particularly in the event the payment obligation with respect to the Securities is accelerated as provided in the Indenture; the impact of the financial restatement process of one of our principal insurance company subsidiaries, our financial restatement, and the events that caused the need for the Consent Solicitation on the level of regulatory scrutiny on us and our subsidiaries; the impact of our limited ability to register our securities for offer and sale until we are current with our relevant SEC filing obligations; the impact, which may be adverse, on the market value of the bonds if the requisite number of consents to effect the amendment and waiver proposed in the Consent Solicitation Statement are received and such proposed amendment and waiver are given effect; and the impact of the outcome of litigation and other claims not in our favor, which could have a material adverse effect on our financial condition, liquidity or consolidated financial statements.

Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.

 * * * * *

Item 9.01 Financial Statements and Exhibits.

99.1     News Release, dated December 12, 2012

99.2     Consent Solicitation Statement, dated December 12, 2012 (and related form of consent)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Phoenix Companies, Inc.

Date: December 12, 2012	By:	/s/ Bonnie J. Malley
		Name:	Bonnie J. Malley
		Title:	Executive Vice President and Chief Financial Officer